DELAWARE CERTIFICATE OF INCORPORATION

                                       OF

                                 PRIME RVC, INC.

         THE UNDERSIGNED, acting as the incorporator of a corporation under and in accordance with the General Corporation Law of the State of Delaware, hereby adopts the following Certificate of Incorporation for such corporation:

Article I

         The name of the corporation is Prime RVC, Inc.

Article II

         The purpose for which the Corporation is organized is the transaction of any or all lawful acts and activities for which corporations may be incorporated under the General Corporation Law of the State of Delaware.

Article III

         The aggregate number of shares of capital stock that the Corporation shall have authority to issue is ten thousand (10,000), par value $ $0.01 per share. All of such shares shall be common stock of the corporation. Unless specifically provided otherwise herein, the holders of such shares shall be entitled to one vote for each share held in any stockholder vote in which any of such holders is entitled to participate.

         The board of directors may determine the powers, designations, preferences and relative, participating, optional or other special rights, including voting rights, and the qualifications, limitations or restrictions thereof, of each class of capital stock and of each series within any such class and may increase or decrease the number of shares within each such class or series; provided, however, that the board of directors may not decrease the number of shares within a class or series to less than the number of shares within such class or series that are then issued and may not increase the number of shares within a series above the total number of authorized shares of the applicable class for which the powers, designations, preferences and rights have not otherwise been set forth herein.

Article IV

         The street address of the initial registered office of the corporation is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Company.

Article V

         The name and address of the incorporator is as follows:

               Name                         Address

         Timothy L. LaFrey              Akin, Gump, Strauss, Hauer & Feld L.L.P.
                                        816 Congress, Suite 1900
                                        Austin, Texas  78701
Article VI

         The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation, and the following persons shall thereupon serve as directors of the Corporation until the first annual meeting of stockholders or until their successors are duly elected and qualified:

              Name                         Address

         Kenneth S. Shifrin   1301 Capital of Texas Highway, Suite C-300
                                 Austin, Texas  78746
         Brad A. Hummel       1301 Capital of Texas Highway, Suite C-300
                                 Austin, Texas  78746
         Cheryl Williams      1301 Capital of Texas Highway, Suite C-300
                                 Austin, Texas  78746

Article VII

         To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this Article VII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation at the time of such repeal or amendment.

Article VIII

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another Corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article VIII. The right to indemnification under this Article VIII shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

Article IX

         No contract or other transaction between the Corporation and any other Corporation and no other acts of the Corporation with relation to any other Corporation shall, in the absence of fraud, in any way be invalidated or otherwise affected by the fact that any one or more of the directors or officers of the Corporation are pecuniary or otherwise interested in, or are directors or officers of, such other Corporation. Any director or officer of the Corporation individually, or any firm or association of which any director or officer may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that such person individually or as a member of such firm or association is such a party or is so interested shall be disclosed or shall have been known to the board of directors or a majority of such members thereof as shall be present at any meeting of the board of directors at which action upon any such contract or transaction shall be taken; and any director of the Corporation who is also a director or officer of such other Corporation or who is such a party or so interested may be counted in determining the existence of a quorum at any meeting of the board of directors during which any such contract or transaction shall be authorized and may vote thereat to authorize any such contract or transaction, with like force and effect as if such person were not such a director or officer of such other Corporation or not so interested. Any director of the Corporation may vote upon any contract or any other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that such person is also a director or officer of such subsidiary or affiliated corporation.

         Any contract, transaction or act of the Corporation or of the directors that shall be ratified at any annual meeting of the stockholders of the Corporation, or at any special meeting of the stockholders of the corporation, or at any special meeting called for such purpose, shall, insofar as permitted by law, be as valid and as binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify any such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or deprive the Corporation, its directors, officers or employees, of its or their right to proceed with such contract, transaction or act.

         Subject to any express agreement that may from time to time be in effect, any stockholder, director or officer of the Corporation may carry on and conduct in such person's own right and for such person's own personal account, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director or stockholder of any Corporation, or as a participant in any syndicate, pool, trust or association, any business that competes with the business of the Corporation and shall be free in all such capacities to make investments in any kind of property in which the Corporation may make investments.

Article X

         Election of directors need not be by written ballot. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as otherwise provided by law. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt the original bylaws of the Corporation, to amend or repeal the bylaws or to adopt new bylaws, subject to any limitations that may be contained in such bylaws.

                            [Signature page follows]

043838.0012  AUSTIN 151829 v2

                                 SIGNATURE PAGE

                                       TO

                          CERTIFICATE OF INCORPORATION

         IN WITNESS WHEREOF, the incorporator of the Corporation hereto has caused this Certificate of Incorporation to be duly executed as of January 14, 2000.

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                                 Timothy L. LaFrey, Incorporator